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                                                                 EXHIBIT 10.15

[MEDIC COMPUTER SYSTEMS LOGO]

This MASTER SOFTWARE LICENSE AND MAINTENANCE AGREEMENT ("Agreement") is made this 1st day of May 1999, between Medic Computer Systems, Inc., having its principal offices at 8601 Six Forks Road, Suite 300, Raleigh, North Carolina 27615 ("Medic") and The TriZetto Group Inc., having its principal office at 567 San Nicolas Drive, Suite 360, Newport Beach, California, 92660. ("Client").

1.   LICENSE.
In accordance with the terms herein, Medic grants to Client, and Client accepts from Medic, a perpetual, nonexclusive and nontransferable license to use the software and related documentation described on the Purchase Schedule attached hereto (the "Software") for the number of users as set forth on the Purchase Schedule. All modifications, enhancements and updates to the Software provided by Medic shall become part of the Software and subject to the terms and conditions herein.

The Software shall be used only for Client's internal business needs and shall be installed on a Central Processing Unit ("CPU") installed at the above address; provided that Client may use the Software in combination with a different CPU upon the payment of an additional license fee. Client shall not permit any third party to use the Software or grant a sublicense for the use of the Software, or allow access to the licensed Software through terminals located outside Client's business premises.

In the event that Client should hereafter combine with any other entity or person, Client shall promptly notify Medic of such combination and that portion of the combined entity or person previously unlicensed to use the Software shall be licensed to use the Software only upon the payment of an additional license fee.

2.   COPIES.
The license granted herein includes the right to copy the object code only in non-printed, machine readable form in whole or in part as necessary for Client's own business use, including the making of back-up copies. In order to protect Medic's trade secret and copyrights in the Software, Client agrees to reproduce and incorporate Medic's trade secret or copyright notice in any allowed copies, compilations, modifications or partial copies. Client may obtain additional copies from Medic at Medic's standard prices then in effect. Violation of any provision of this paragraph shall be the basis for immediate termination of this Agreement.

3.   PRICE AND PAYMENT.
Client shall pay Medic an initial payment of [*] of the Total Purchase Price as set forth in the Purchase Schedule upon execution of this Agreement and the remaining [*] of the Total Purchase Price upon installation of the Software. In addition to the license fee, Client shall pay all transportation charges and all taxes (including, but not limited to sales, use, privilege, ad valorem or excise taxes, but excluding all income taxes payable by Medic), however designated, levied or based on amounts payable to Medic under this Agreement. All payments hereunder shall be made in United States Dollars. All other payments shall be due and payable within thirty (30) days of date of invoice. On any invoice not paid within thirty (30) days, Client shall pay a service charge accruing thereafter until the date of payment equal to the lesser of (i) the rate of one and one-half percent (1.5%) per month, or (ii) the maximum lawful interest rate applicable. On noncredit sales, shipment shall be, at Medic's election, either cash with order, C.O.D. or other normal commercial means. All collection costs shall be borne by Client, including reasonable attorney's fees, in the event Medic commences litigation upon default by Client of its obligation under this Agreement.

In the event that Client is leasing, the Total Purchase Price shall be due and payable upon installation of the Software and the delivery and acceptance receipt of the leasing company must be signed upon Software installation.

4.   TITLE TO SOFTWARE AND CONFIDENTIALITY.
The Software, any modifications thereto, all programs developed hereunder, and all copies thereof are proprietary to Medic (or to the third parties under whose license Medic may distribute the Software) and title thereto remains in Medic or in such third party. All applicable rights to patents, copyrights, trademarks and trade secrets in the Software or any modifications made at Client's request are and shall remain in Medic or in such third party. Client shall not reverse assemble or decompile in whole or in part the Software.
Client shall not sell, license, transfer, publish, disclose, display or otherwise make available the Software or copies thereof to others. Client agrees to secure and protect the Software, documentation and copies thereof in a manner consistent with the maintenance of Medic's rights therein and to take appropriate action by instruction or agreement with its employees or consultants who are permitted access to the Software to satisfy its obligations hereunder. Violation of any provision of this paragraph shall be the basis for immediate termination of this Agreement. The obligations set forth in this paragraph shall survive the cancellation of this agreement. Liability for breach of this clause shall not be limited to the dollar value of the contract.

Each party agrees that it shall not disclose to any third party the terms and conditions of this Agreement or any information concerning the customers, trade secrets, methods, processes or procedures or any other confidential, financial, or business information of the other party which it learns during the course of its performance of this Agreement, without the prior written consent of such other party. This obligation shall survive the cancellation or other termination of this Agreement.

5.   TRAINING.
Medic will furnish Client with the number of training and implementation hours identified on the Purchase Schedule attached

[*] Confidential portions omitted and filed separately with the Securities and Exchange Commission.

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hereto. Client shall be responsible for training key personnel and new staff additions on proper use of the Software.

6.   MAINTENANCE.

(a) Medic agrees, upon Client's request and payment of the applicable maintenance fees, to provide the following maintenance support and services for the Software: 1-800 Help Desk Support 8:00 A.M. - 9:00 P.M. Eastern Time, Monday through Friday, Medic recognized holidays excluded; and Beeper service 9:00 A.M. - 6:00 P.M. ET Saturday and Sunday for emergency calls only. Beeper service outside these hours and nonemergency calls are billable at Medic's then prevailing rates.

(b) Helpdesk Support is defined as telephone support for Medic's Software. This service ranges from simple application questions to in-depth technical assistance. Help Desk Services does not provide unlimited training via phone support. Examples of the in-depth services provided are rebuilding corrupted data files and troubleshooting Medic equipment i.e. terminals and printers. Network Support Services are not included in standard Help Desk Support, but may be contracted for separately. If a hardware problem is diagnosed and cannot be resolved over the phone, Medic Help Desk Support Staff will communicate the problem to our Field Engineering Dispatcher who, if Client is covered by Medic Hardware Maintenance, will contact Hardware Support for service.

(c) Medic shall use commercially reasonable efforts to provide periodic Software releases that include enhancements, state and national insurance changes and corrections to the Software, as applicable.

(d) Medic shall not be responsible for maintaining Client- or third-party-modified portions of the Software or portions of the Software affected by such modifications. Corrections for difficulties or defects traceable to the Client's or a third party's errors or system changes may be billed to Client at Medic's then standard time and material charges. Medic shall be responsible for maintaining only the current and next most current release of the Software.

7.   CLIENT'S RESPONSIBILITIES.

In the event that Client requests maintenance services pursuant to Paragraph 7 herein,

(a) Client shall backup, without errors, its financial and medical data on a daily basis per documentation and follow all standard practices and procedures in accordance with the Software documentation when operating the computer system, regardless of the Software, including the performance of all remedial and corrective actions prior to seeking assistance from Medic.

(b) Client shall maintain hardware equipment on which the Software is installed in good working order whether under Medic, third party or time and material maintenance. If hardware is not covered under formal maintenance, Client must maintain adequate maintenance logs to document on-going hardware maintenance and service.

(c) Client shall identify and provide a "key" individual contact, who has been trained by Medic staff, to act as a liaison between Client and Medic.

(d) Client shall provide Medic access to the Software via a support modem over a dedicated, data quality telephone line. Such access shall allow Medic, from time to time, to conduct an audit of the Software. As required by Medic, Client shall provide Medic with sufficient documentation, information, assistance, support and test time on Client's computer system, to duplicate the problem, certify that the problem is with the Software, and certify that the problem has been corrected.

(e) Client shall take all necessary steps to ensure that no virus is loaded on the system running the Software from any outside source. Virus diagnosis and removal services are not covered by Software maintenance and are billable at the then prevailing rates.

(f) Client shall install all updates within thirty (30) days of receipt from Medic thereby maintaining the system on Medic's most recent release.

8.   CHARGES FOR MAINTENANCE SUPPORT AND TERM.

(a) The charges for software maintenance are those identified in the attached Purchase Schedule. All invoices shall be due and payable in full thirty (30) days from the date of such invoice. All invoices past due shall bear interest thereafter until the date of payment at a rate equal to the lesser of (i) the rate of one and one-half percent (1.5%) per month, or (ii) the maximum lawful interest rate applicable. All charges are subject to change at any time after the end of the initial one (1) year term. Appropriate taxes will be added to the charges as necessary and applicable. If Client goes over sixty (60) days without payment, Client's account will be put on support hold. No company services, including EDI services, will be provided until account is brought current. If Client elects not to purchase software maintenance or Client discontinues maintenance and then subsequently elects to obtain maintenance, maintenance will be available for the normal fee plus a one-time fee equal to all missed maintenance fees and a one time charge of $[*], provided Medic can bring Client up to the current release.

(b) The initial term of this Agreement shall be one year. All charges are subject to change at any time after the end of the initial one (1) year term. Thereafter, the term of this Agreement shall be automatically extended for successive one year periods until terminated by either party upon prior written notice to the other, which notice shall be given at least ninety (90) days prior to the end of the applicable term. Maintenance for any additional options or applications installed shall commence pursuant to this Agreement upon installation of such software and upon payment of the applicable maintenance fee shown on the Purchase Schedule, as such Schedule may be modified from time to time.

9.   CHARGES FOR EDI SERVICES AND TERM.

The charges for EDI services are those identified in the attached Purchase Schedule. All invoices shall be due and payable in full thirty (30) days from the date of such invoice. Medic will provide FastServices as outlined in the attached Purchase Schedule for as long as the Client elects to utilize this service. Either party may terminate FastServices by giving the other thirty
(30) days written notice prior to termination. Medic reserves the right to terminate FastServices if an account is over sixty (60) days past due.

-    FastClaim
MEDIC shall not be responsible for any errors or omissions in any Claims received from Client or transmitted to Payers. MEDIC shall not be responsible for any unauthorized or other improper transmission by or on behalf of any Payee or any other person and Payers shall be responsible to verify the authenticity of each Claim.

Record Keeping and Transmission Verification


[*] Confidential portions omitted and filed separately with the Securities and Exchange Commission.

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CLIENT SHALL MAINTAIN A PERMANENT, COMPLETE, AND ACCURATE RECORD OF ALL CLAIMS
TRANSMITTED THROUGH THE MEDIC FASTCLAIM SYSTEM, INCLUDING THE NUMBER OF CLAIMS PER TRANSMISSION AND THE TOTAL DOLLAR AMOUNT OF EACH TRANSMISSION. ALL SUCH RECORDS SHALL BE RETAINED AND PRESERVED FOR AT LEAST EIGHTEEN (18) MONTHS FROM THE DATE OF TRANSMISSION AND SHALL BE SUBJECT TO INSPECTION, COPYING, AND AUDIT BY MEDIC AT ALL REASONABLE TIMES. IT IS ALSO THE RESPONSIBILITY OF CLIENT TO REVIEW EACH TRANSMISSION REPORT SENT TO CLIENT BY MEDIC AND TO IMMEDIATELY NOTIFY MEDIC OF ANY ERROR, OMISSION, OR OTHER DISCREPANCY BETWEEN THE REPORT AND THE ACTUAL CLAIMS TRANSMITTED.

-    FastReceipt
Client agrees to reimburse Medic for any insufficient or returned checks that appear in the FastReceipt process
-    FastBill
Client acknowledges that Medic is using the USPS FastForward Move update on Client's records and Client agrees to comply with the USPS regulations. All forward results would be utilized for the sole purpose of updating preexisting addresses.

10.  DATA CONVERSION.
Medic to use commercially reasonable efforts to convert data (if possible) including patient demographics and associated balance forwards, only as identified in the attached Purchase Schedule. Where a conversion is desired, Client agrees to provide the contact person and the telephone number of its current computer system vendor, and is responsible (through its vendor) for providing to Medic all necessary and specified tapes, diskettes, and/or file components and documentation necessary to perform an electronic conversion. All costs associated with the electronic conversion (i.e. media, freight, current vendor costs, readable data format, data conversion lab) are the responsibility of Client. A conversion implementation schedule will be developed and mutually agreed upon by Medic and Client.

11.  INDEMNITY.
Medic at its own expense will defend and hold Client harmless from any claim asserted against Client to the extent that it is based on a claim that any Software used within the scope of this Agreement infringes any patents, copyrights, license or other property right of a third party. Client shall promptly notify Medic in writing of such claim. Medic shall have the right to control the defense of all such claims, lawsuits and other proceedings. In no event shall Client settle any such claim, lawsuit or proceeding without Medic's prior written approval. In all events, Client shall have the right to participate in the defense of any such suit or proceeding through counsel of its own choosing. If, as a result of any claim of infringement against any patent, copyright, license or other property right, Medic or Client is enjoined from using the Software, or if Medic believes that the Software is likely to become the subject of a claim of infringement, Medic at its option and expense may (i) procure the right for Client to continue to use the Software, (ii) replace or modify the Software so as to make it noninfringing, with similar functionality, or (iii) discontinue the license granted herein and refund to Client the license fees paid hereunder. The foregoing states the entire liability of Medic with respect to infringement of any copyrights or patents by the Software or any parts thereof. This indemnity shall not apply if the infringement is caused in whole or in part by Software changes made by Client or other non-Medic personnel.

12.  WARRANTY AND DISCLAIMER OF WARRANTIES.

(a) Medic represents that for a period of ninety (90) days from the installation of the Software, the Software will (i) conform, as to all substantial operational features, to Medic's documentation provided with the Software when installed and properly used in the operating environment specified in such documentation and (ii) be free of defects under normal use which substantially affect system performance. Medic does not represent that the functions contained in the Software will meet Client's requirements or that the operation of the Software will be uninterrupted or error free.

(b) The Client must notify Medic in writing, within ninety (90) days from the date of installation of the Software of its claim of any such defect. If the Software is found defective by Medic, Medic's sole obligation under this warranty is to remedy such defect.

(c) With respect to maintenance services provided, Client agrees that Medic's obligations under this Agreement are to use commercially reasonable efforts to diagnose errors or malfunctions in the system, and to advise Client of possible corrective measures.

(d) THE ABOVE IS A LIMITED WARRANTY AND IT IS THE ONLY WARRANTY MADE BY MEDIC. MEDIC MAKES AND CLIENT RECEIVES NO OTHER WARRANTY, EXPRESS OR IMPLIED AND THERE ARE EXPRESSLY EXCLUDED ALL WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. EXCEPT FOR CLAIMS BROUGHT UNDER PARAGRAPH 11, MEDIC SHALL HAVE NO LIABILITY FOR SPECIAL, INDIRECT, CONSEQUENTIAL, EXEMPLARY, OR INCIDENTAL DAMAGES OR FOR ANY DAMAGES WHATSOEVER RESULTING FROM LOSS OF USE, DATA OR PROFITS, ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR THE USE OR PERFORMANCE OF THE SOFTWARE, EVEN IF IT HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. IN NO EVENT SHALL MEDIC BE LIABLE IN THE AGGREGATE FOR ANY CLAIMS OR DAMAGES IN AN AMOUNT EXCEEDING THE AMOUNT PAID BY CLIENT FOR THE SOFTWARE LICENSE SET FORTH IN THE ATTACHED PURCHASE SCHEDULE.

(e) The warranty shall not apply if modifications to the Software made by Client are the cause of any operational difficulties experienced. If difficulties or defects are traceable to Client's errors or systems changes, any repairs or corrections made by Medic may, at Medic's discretion, be billed at Medic's then prevailing time and materials charges.

(f) Medic warrants that the Medic PM version 7.0.X, dated 12/15/97 or later has been programmed to be year 2000 compatible, in addition IBM warrants that AIX version 4.3.1 has been programmed to be year 2000 compatible.

Additionally, Client shall be entitled to any warranties which are afforded Medic through its third party relationships.

Medic has defined "Y2K Compatible" as meaning that Medic applications (i) will completely and accurately address, present, produce, store and calculate data involving dates from, into and between the twentieth and twenty-first centuries, which includes the years 1999 and 2000 and any leap year calculations, and will not produce abnormally ending or incorrect results involving such dates as used in any forward or regression date based function; and (ii) will support both two and four digit years to be displayed where
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appropriate and will perform calculations which involve a four digit year field.

13. CANCELLATION.

If Client fails to pay any amount due hereunder or otherwise commits a breach hereof, and persists in such failure for ten (10) days after receiving written notice thereof from Medic, Medic may cancel this Agreement and declare any unpaid amounts owed hereunder immediately due and payable. Thereupon Client shall immediately return the Software and related documentation and all copies thereof to Medic. Cancellation of the license granted hereunder shall be in addition to and not in lieu of any other remedies available to Medic.

14. SOURCE CODE ESCROW.

A current version of the Software source code and all necessary documentation has been put into escrow with the law firm of Wyrick Robbins Yates & Ponton LLC in Raleigh, North Carolina. Source code is eligible for release in the event Medic liquidates or shall be declared bankrupt. If Client receives source code under the above circumstances, such source code shall be deemed to be Software and subject to the term and conditions herein. The source code is to be used solely for Client's maintenance of the Software.

15. HIRING OF EMPLOYEES.

During the term of the Agreement and for one year thereafter, Client will not, without the prior written consent of Medic, offer employment to, employ or subcontract work to any person employed then or within the preceding twelve months by Medic. If this provision is violated, client agrees to pay as damages, an amount equal to one times the annual compensation of the employee or subcontractor to Medic.

16. GENERAL.

(a) The terms of this agreement will take precedence over the terms of any present or future order from Client for any license or services hereunder. This Agreement is a master software license and maintenance agreement. It is contemplated that additional software may be licensed hereunder by supplementing the Purchase Schedule attached hereto with later dated schedules upon agreement by both parties hereto. Notwithstanding any revision of the Purchase Schedule, this Agreement shall continue in full force and effect and shall govern all such later dated schedules and transactions as if such schedules were part of this Agreement on the date this Agreement was executed. Client agrees that the installation of future software from Medic is conclusive evidence of its agreement that the license for such software provided is governed by the terms of this Agreement.

(b) Client shall, notwithstanding any assistance from Medic, bear the sole risk and responsibility for 1) the selection of the Software to achieve the Client's intended use; 2) proper use of the Software; 3) its satisfaction with the results achieved through operation of the Software; and 4) any modifications made to the Software by Client.

(c) If Software is lost or damaged during shipment from Medic, Medic shall replace such Software at no additional charge to Client. If Software is lost or destroyed while in the possession of the Client, Medic shall replace such Software, upon Client's request, at Medic's then prevailing replacement charges.

(d) Each party acknowledges that it has read this Agreement, understands it, and agrees to be bound by its terms, and further agrees that this Agreement along with the Hardware Equipment and Maintenance Agreement and the Purchase Schedule attached hereto is complete and exclusive statement of the Agreement between the parties with respect to the license of the Software or otherwise relating thereto, which supersedes all prior proposals, understandings and all other agreements, oral and written. This Agreement may not be modified or altered except by a written instrument duly executed by both parties.

(e) Neither party hereto shall be liable or deemed in default for any delay or failure in performance hereunder resulting from any cause beyond its reasonable control.

(f) This Agreement, and any action arising out of or related to it, shall be governed by and construed in accordance with the laws of the State of North Carolina. In the event that any action or proceeding is brought in connection with this Agreement, the prevailing party shall be entitled to recover its costs and reasonable attorneys' fees.

(g) If any provision of this Agreement shall be held to be invalid or otherwise unenforceable, the validity, legality and enforceability of the remaining provisions shall in no way be affected or impaired.

(h) This Agreement shall be binding upon and for the benefit only of the parties hereto and their respective successors and permitted assigns. Client may assign this Agreement and any of its rights, duties or obligations hereunder only with the prior written consent of Medic. Transfer of Client's rights and obligations under this Agreement will require an additional Software license fee paid to Medic unless otherwise specified.

(i) The waiver or failure of Medic to exercise in any respects any right provided for herein shall not be deemed a waiver of any further right hereunder.

(j) All communications or notices permitted or required to be given or served under this Agreement shall be in writing, shall be addressed to the parties at the appropriate party's address as set forth below, and shall be deemed to have been duly given or served if delivered in person or deposited in the United States mail, certified mail, return receipt requested.

(k) Any dispute or claim arising out of, or in connection with, this Agreement shall be finally settled by binding arbitration in Raleigh, North Carolina, in accordance with N.C. Gen. Stat. Section 1-567.1 et seq. (the "Uniform Arbitration Act") and the then-current rules and procedures of the American Arbitration Association by one (1) arbitrator appointed by the American Arbitration Association. The arbitrator shall apply the law of the State of North Carolina, without reference to rules of conflict of law or statutory rules of arbitration, to the merits of any dispute or claim. Judgment on the award rendered by the arbitrator may be entered in any North Carolina court of competent jurisdiction. The parties agree that, any provision of applicable law notwithstanding, they will not request, and the arbitrator shall have no authority to award punitive or exemplary damages against any party.

APPROVAL

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     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective duly authorized representative.

Approved By:                                       Approved By:


MEDIC COMPUTER SYSTEMS, INC.                         CLIENT

By: /s/ M.K. O'Leary                              By: /s/ Kerry M. Kearns
   ----------------------------                       ----------------------
           Signature                                        Signature

Name: /s/ M.K. O'Leary                            Name: /s/ Kerry M. Kearns
      -------------------------                         --------------------
             Printed                                          Printed

Title: CEO                                        Title: Senior VP
      ------------------------                          --------------------
Date: 5/3/99                                      Date: 5/3/99
      ------------------------                          --------------------


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               SOFTWARE LICENSE AND MAINTENANCE AGREEMENT ADDENDUM

         This Software License and Maintenance Agreement Addendum is entered into this 1st day of May, 1999, by and between Medic Computer Systems, Inc. ("Medic") and The TriZetto Group Inc. ("TriZetto"), to supplement and modify the terms and conditions of the Software License and Maintenance Agreement ("Agreement") being executed concurrently herewith and to which this Addendum is attached and incorporated by reference, as if fully set forth in such Agreement.

                                  WITNESSETH:

         WHEREAS, the parties intend to supplement and modify their Agreement to the extent provided for herein.

         NOW, THEREFORE, in consideration of the mutual covenants herein contained and as set forth in the parties' Agreement, Medic and TriZetto do hereby agree as follows:

1.  [*]

2.  [*]

3.  Terms of payment are outlined as follows:

    Initial payment due to execute Agreement is [*] of total investment or $[*]. Additional [*] payments each in the amount of [*] are due at the beginning of each month following completion of the Agreement until total investment, $[*] is paid in full. The first of the installment payments shall be made on [*].

4. Set forth on Exhibit A hereto are Sections from the Agreement, which are hereby amended to reflect the changes thereon and except as expressly indicated on Exhibit A hereto, all other Sections of the Agreement shall remain unchanged and in full force and effect.

IN WITNESS WHEREOF, the parties hereto have executed this Addendum on the date first written above.

MEDIC COMPUTER SYSTEMS, INC.                  THE TRIZETTO GROUP
By: /s/ M. K. O'Leary                         By: /s/ Kerry M. Kearns
   ---------------------------                   ----------------------------
Its: CEO                                      Its: SVP
   ---------------------------                   ----------------------------


[*] Confidential portions omitted and filed separately with the Securities and Exchange Commission.

                                    EXHIBIT A
                           Revised TERMS OF AGREEMENT




1.       Revised Section 1:

License.

In accordance with the terms herein, Medic grants to Client, and Client accepts from Medic, a perpetual, nonexclusive and nontransferable license to use the software and related documentation described on the Purchase Schedule attached hereto (the "Software") for the number of users, and Medic companies as set forth on the Purchase Schedule. All modifications, enhancements and updates to the Software provided by Medic shall become part of the Software and subject to the terms and conditions herein.

The Software shall be used only (i) for Client's internal business needs and
(ii) for Client's use on behalf of third parties in connection with Client's provision of application support services to such third parties on a contract or outsource basis, and shall be installed on no more than 6 Central Processing Units ("CPUs"); provided that Client may transfer the Software to different CPUs upon notification to Medic; provided that Client may be required to pay an additional license fee in the event that Client installs the Software on more than 6 CPUs, with the amount of such additional license fee to be determined by Client and Medic after good faith negotiations. Client shall not permit any third party to use the Software or grant a sublicense for the use of the Software; or allow access to the licensed Software through terminals located outside of premises controlled by or operated by or on behalf of Client or for Customers of Client. Nothing in this section is intended to precluded Client's ability to offer remote access to its customers for application services.

2.       Revised Section 2:

Copies.

The license granted herein includes the right to copy the object code only in non-printed, machine readable form in whole or in part as necessary for Client's use as contemplated in Section 1 above, including the making of back-up copies. In order to protect Medic's trade secret and copyrights in the Software, Client agrees to reproduce and incorporate Medic's trade secret or copyright notice in any allowed copies, compilations, modifications or partial copies. Client may obtain additional copies from Medic at prices to be agreed to by Client and Medic after good faith negotiations. Violation of any provision of this paragraph shall be the basis for immediate termination of this Agreement.

3.       Revised Section 3:

Price and Payment.

Client shall pay Medic an initial payment of $[*] from the Total Purchase Price as set forth in the Purchase Schedule upon execution of this Agreement and the remaining $[*] of the Total Purchase Price shall be paid in [*] installments of $[*] thereafter (the first installment being due on [*]), until paid in full. In addition to the license fee, Client shall pay all transportation charges and all taxes (including, but not limited to, sales, use, privilege, ad valorem or excise taxes, but excluding all income taxes payable by or attributable to Medic), however designated, levied or based on amounts payable to Medic under this Agreement. All payments hereunder shall be made in United States Dollars. All other payments shall be due and payable within thirty (30) days of date of invoice. On any invoice not paid within thirty (30) days, Client shall pay a service charge accruing thereafter until the date of payment equal to the lesser of (i) the rate of one and one-half percent (1.5%) per month, or (ii) the maximum lawful interest rate applicable. On noncredit sales, shipment shall be, at Medic's election, either cash with order, C.O.D. or other normal commercial means. All collection costs shall be borne by Client, including reasonable attorneys' fees, in the event Medic commences litigation upon default by Client of its obligations to pay any amounts owing to Medic under this Agreement.

4.  Revised Section 4:

Title to Software and Confidentiality.

The Software, any modifications thereto, all programs developed hereunder, and all copies thereof are proprietary to Medic (or to the third parties under whose license Medic may distribute the Software) and title thereto remains in Medic or in such third party. All applicable rights to patents, copyrights, trademarks and trade secrets in the Software or any modifications made at Client's request are and shall remain in Medic or in such third party. Client shall not reverse assemble or decompile in whole or in part the Software. Client shall not sell, license, transfer, publish, disclose, display or otherwise make available the Software or copies thereof to others, except for individuals who may be agents, independent contractors and/or consultants of Client who perform installation, integration and/or support services on behalf of Client and who shall agree to be bound by the provisions set forth in this Section 4. Client agrees to secure and protect the Software, documentation and copies thereof in a manner consistent with the maintenance of Medic's rights therein and to take appropriate action by instruction or agreement with its employees, agents, independent contractors or consultants who are permitted access to the Software to satisfy its obligations hereunder. Violation of any provision of this paragraph shall be the basis for immediate termination of this Agreement. The obligations set forth in this paragraph shall survive the cancellation of this Agreement. Liability for breach of this clause shall not be limited to the dollar value of the contract.

Each party agrees that it shall not disclose to any third party the terms and conditions of this Agreement or any information concerning the customers, trade secrets, methods, processes or procedures or any other confidential, financial, or business information of the other party which it learns during the course of its performance of this Agreement, without the prior written consent of such other party. This obligation shall survive the cancellation or other termination of this Agreement.

5. Revised Sections 7(b), 7(d), 7(e) and 7(f):


[*] Confidential portions omitted and filed separately with the Securities and Exchange Commission.

(b) Client shall maintain hardware equipment on which the Software is installed in good working order whether under Medic, third party or time and material maintenance. If hardware is not covered under formal maintenance, Client must maintain reasonably adequate maintenance logs to document on-going hardware maintenance and service.

(d) Client shall provide Medic access to the Software via a support modem over a dedicated, data quality telephone line. Such access shall allow Medic, from time to time, to conduct an audit of the Software. As reasonably required by Medic, Client shall provide Medic with sufficient documentation, information, assistance, support and test time on Client's computer system, to duplicate the problem, certify that the problem is with the Software, and certify that the problem has been corrected.

(e) Client shall take all necessary steps to reasonably ensure that no virus is loaded on the system running the Software from any outside source. Virus diagnosis and removal services are not covered by Software maintenance and are billable at the then prevailing rates.

(f) Client shall install all updates within one hundred twenty (120) days of receipt from Medic thereby maintaining the system on Medic's most recent release.

6. Revised Section 8(b):

((b) The licenses granted pursuant to section 1 of this Exhibit A are perpetual, however, as it relates to section 8 of The Master Software and Maintenance Agreement, the initial term of this Agreement shall be one year. All charges are subject to change at any time after the end of the initial one (1) year term, provided that Medic shall not increase any charges by more than the percentage increase in the then current CPI as compared to the prior year, plus two percent (2%). Thereafter, the term of this Agreement shall be automatically extended for successive one year periods until terminated by either party upon prior written notice to the other, which notice shall be given at least ninety (90) days prior to the end of the applicable term. Maintenance for any additional options or applications installed shall commence pursuant to this Agreement upon installation of such software and upon payment of the applicable maintenance fee shown on the Purchase Schedule, as such Schedule may be modified in a writing signed by Medic and Client from time to time.

7.  Revised Section 9:

Charges for EDI Services and Term.

The charges for EDI services are those identified in the attached Purchase Schedule. All invoices shall be due and payable in full thirty (30) days from the date of such invoice. Medic will provide FastServices as outlined in the attached Purchase Schedule for as long as the Client elects to utilize this service. Either party may terminate FastServices by giving the other thirty (30) days written notice prior to termination. Medic reserves the right to terminate FastServices if an account is over sixty (60) days past due.


[*] Confidential portions omitted and filed separately with the Securities and Exchange Commission.

FastClaim

MEDIC shall not be responsible for any errors or omissions in any Claims received from Client or transmitted to Payers. MEDIC shall not be responsible for any unauthorized or other improper transmission by or on behalf of any Payee or any other person and Payers shall be responsible to verify the authenticity of each Claim.

Record Keeping and Transmission Verification

CLIENT SHALL MAINTAIN A PERMANENT, COMPLETE, AND ACCURATE RECORD OF ALL CLAIMS TRANSMITTED THROUGH THE MEDIC FASTCLAIM SYSTEM, INCLUDING THE NUMBER OF CLAIMS PER TRANSMISSION AND THE TOTAL DOLLAR AMOUNT OF EACH TRANSMISSION. ALL SUCH RECORDS SHALL BE RETAINED AND PRESERVED FOR AT LEAST EIGHTEEN (18) MONTHS FROM THE DATE OF TRANSMISSION AND SHALL BE SUBJECT TO INSPECTION, COPYING, AND AUDIT BY MEDIC AT REASONABLE TIMES UPON REASONABLE PRIOR WRITTEN NOTICE. IT IS ALSO THE RESPONSIBILITY OF CLIENT TO REVIEW EACH TRANSMISSION REPORT SENT TO CLIENT BY MEDIC AND TO NOTIFY MEDIC OF ANY ERROR, OMISSION, OR OTHER DISCREPANCY BETWEEN THE REPORT AND THE ACTUAL CLAIMS TRANSMITTED AS SOON AS REASONABLY PRACTICABLE AFTER RECEIPT OF SUCH REPORT.

FastReceipt

Client agrees to reimburse Medic for any insufficient or returned checks that appear in the FastReceipt process.

FastBill

Client acknowledges that Medic is using the USPS FastForward Move update on Client's records and Client agrees to comply with the USPS regulations. All forward results would be utilized for the sole purpose of updating preexisting addresses.

8.  Revised Section 11:

Indemnity.

Medic at its own expense will defend and hold Client harmless from any claim asserted against Client to the extent that it is based on a claim that any Software used within the scope of this Agreement infringes any patents, copyrights, license or other property right of a third party. Client shall promptly notify Medic in writing of such claim; provided that the failure to give such prompt notice shall not affect Medic's obligations hereunder except to the extent, and solely to the extent, Medic is prejudiced thereby. Medic shall have the right to control the defense of all such claims, lawsuits and other proceedings. In no event shall Client settle any such claim, lawsuit or proceeding without Medic's prior written approval. In all events, Client shall have the right to participate in the defense of any such suit or proceeding through counsel of its own choosing. If, as a result of any claim of infringement against any patent, copyright, license or other property right, Medic or Client is enjoined from using the Software, or if Medic believes that the Software is likely to become the subject of a claim of infringement, Medic at its option and expense may (i) procure the right for Client to continue to use the Software, (ii) replace or modify the Software so as to make it noninfringing, with similar functionality, or (iii) discontinue the license granted herein and refund to Client the license fees paid hereunder. The foregoing states the entire liability of Medic with respect to infringement of any copyrights or patents by the Software or any parts thereof. This indemnity shall not apply to the extent, and solely to the extent, the infringement is caused in whole or in part by Software changes made by Client or other non-Medic personnel.

9.  Revised Section 12:

Warranty and Disclaimer of Warranties.

(a) Medic represents that for a period of ninety (90) days from the installation of the Software, the Software will (i) conform, as to all substantial operational features, to Medic's documentation provided with the Software when installed and properly used in the operating environment specified in such documentation and (ii) be free of defects under normal use which adversely affect system performance. Medic does not represent that the functions contained in the Software will meet Client's requirements or that the operation of the Software will be uninterrupted or error free.

(b) The Client must notify Medic in writing, within ninety (90) days from the date of execution of this Agreement of its claim of any such defect. If the Software is found defective by Medic in Medic's reasonable judgment, Medic's sole obligation under this warranty is to remedy such defect

(c) With respect to maintenance services provided, Client agrees that Medic's obligations under this Agreement are to use commercially reasonable efforts to diagnose errors or malfunctions in the system, and to advise Client of possible corrective measures.

(d) THE ABOVE IS A LIMITED WARRANTY AND IT IS THE ONLY WARRANTY MADE BY MEDIC. MEDIC MAKES AND CLIENT RECEIVES NO OTHER WARRANTY, EXPRESS OR IMPLIED AND THERE ARE EXPRESSLY EXCLUDED ALL WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. EXCEPT FOR CLAIMS BROUGHT UNDER PARAGRAPH 11, MEDIC SHALL HAVE NO LIABILITY FOR SPECIAL, INDIRECT, CONSEQUENTIAL, EXEMPLARY, OR INCIDENTAL DAMAGES OR FOR ANY DAMAGES WHATSOEVER RESULTING FROM LOSS OF USE, DATA OR PROFITS, ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR THE USE OR PERFORMANCE OF THE SOFTWARE, EVEN IF IT HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. IN NO EVENT SHALL MEDIC BE LIABLE IN THE AGGREGATE FOR ANY CLAIMS OR DAMAGES IN AN AMOUNT EXCEEDING THE AMOUNT PAID BY CLIENT FOR THE SOFTWARE LICENSE SET FORTH IN THE ATTACHED PURCHASE SCHEDULE.

(e) This warranty shall not apply if modifications to the Software made by Client are the cause of any operational difficulties experienced. If difficulties or defects are traceable to Client's errors or systems changes, any repairs or corrections made by Medic may, at Medic's discretion, be billed at Medic's then prevailing time and materials charges.

(f) Medic warrants that the Medic PM version 7.0.X, dated 12/15/97 or later has been programmed to be Y2K Compatible (as defined below), in addition IBM warrants that AIX version 4.3.1 has been programmed to be Y2K Compatible.

Additionally, Client shall be entitled to any warranties which are afforded Medic through its third party relationships.

Medic has defined "Y2K Compatible" as meaning that Medic applications (i) will completely and accurately address, present, produce, store and calculate data involving dates from, into and between the twentieth and twenty-first centuries, which includes the years 1999 and 2000 and any leap year calculations, and will not produce abnormally ending or incorrect results involving such dates as used in any forward or regression date based function; and (ii) will support both two and four digit years to be displayed where appropriate and will perform calculations which involve a four digit year field.

10. Revised Section 13:

Cancellation.

If Client fails to pay any amount due hereunder or otherwise commits a material-breach hereof, and persists in such failure for [*] days after receiving written notice thereof from Medic, Medic may cancel this Agreement and declare any unpaid amounts owed hereunder immediately due and payable. Thereupon Client shall immediately return the Software and related documentation and all copies thereof to Medic. Cancellation of the license granted hereunder shall be in addition to and not in lieu of any other remedies available to Medic.

11. Revised Section 14:

Source Code Escrow.

A current version of the Software source code and all necessary documentation has been put into escrow with the law firm of Wyrick Robbins Yates & Pouton LLC in Raleigh North Carolina. Source code is eligible for release in the event Medic liquidates or shall be declared bankrupt. If Client receives source code under the above circumstances, such source code shall be deemed to be Software and subject to the term and conditions herein. The source code is to be used solely for Client's maintenance of the Software.

12. Revised Section 15:

Hiring of Employees.

During the term of the Agreement and for one year thereafter, neither party will, without the prior written consent of the other, offer employment to (other than general employment advertising), employ or subcontract work to any person employed then or within the preceding twelve months by the other party. If this provision is violated, the violating party agrees to pay as damages, an amount equal to one times the annual compensation of the employee or subcontractor to the other party.

13. Revised Section 16(a), 16(d) and 16(h):

General.

(a) To the extent modified by the addendum attached hereto, the terms of this agreement will take precedence over the terms of any present or future order from Client for any license or services hereunder. This Agreement is a master software license and maintenance agreement. It is contemplated that additional software may be licensed hereunder by supplementing the Purchase Schedule attached hereto with later dated schedules upon agreement by both parties hereto. Notwithstanding any revision of the Purchase Schedule, this Agreement shall continue in full force and effect and shall govern all such later dated schedules and transactions as if such schedules were part of this Agreement on the date this Agreement was executed. Client agrees that the installation of future software from Medic is conclusive evidence of its agreement that the license for such software provided is governed by the terms of this Agreement.

(d) Each party acknowledges that it has read this Agreement, understands it, and agrees to be bound by its terms, and further agrees that this Agreement, to the extent modified by the addendum attached hereto, and the Purchase Schedule attached hereto is the complete and exclusive statement of the Agreement between the parties with respect to the license of the Software or otherwise relating thereto, which supersedes all prior proposals, understandings and all other agreements, oral and written. This Agreement may not be modified or altered except by a written instrument duly executed by both parties.

(h) This Agreement shall be binding upon and for the benefit only of the parties hereto and their respective successors and permitted assigns. Client may assign this Agreement and any of its rights, duties or obligations hereunder only with the prior written consent of Medic, such consent shall not be unreasonably withheld. Transfer of Client's rights and obligations under this Agreement will require an additional Software license fee paid to Medic unless otherwise specified.

       TriZetto             Purchase Schedule                           5/3/99

                                                                                                             S/W     DISCOUNTED
ITEM #      DESCRIPTION                      QUANTITY  UNIT PRICE   PRICE     DISCOUNT     TOTAL PRICE      MAINT    S/W MAINT
------      -----------                      --------  ----------   -----     --------     -----------      -----     ---------
        MEDIC SOFTWARE & SERVICES              [*]        [*]        [*]        [*]            [*]           [*]        [*]

900016  BASE SOFTWARE LICENSE (NO USERS)
          FOR RS6000
9000x   [*]Medic PM User licenses
213501  Cobol Runtime
9301X   AutoChart Text-based
90296   Medic Companies *
9332X   Autochart Companies
9423TR  Train the Trainer (1st Student)
        [*]

              Reference library of documentation includes the following:
              Operator's Manual, Manager's Manual, MEDIC Training Manual, Instructor's Manual, Hardware Manuals, Operating System Manuals, Troubleshooting Manuals, Videos of Selected Classes, Training Data Bases, CBT's, Daily Routines Multimedia CD-ROM (future), and unlimited observation of a MEDIC Trainer "in action" at a MEDIC Training Center (if space is available). This highly specialized training requires that the student has completed basic +Medic PM training and is familiar with how to use all standard ????

              TOTAL DISCOUNTED LICENSING FEES             [*]
              Discounted Annual S/W Maintenance           [*]
              Savings from [*] discount                   [*]

              Prices valid for 30 days. Quote based on entire configuration.

              Charges for EDI Services are as detailed in the three (3) pages attached to this Purchase Schedule.

              * = See the attached list of Medic Companies.


Medic Computers, Inc                 Confidential


[*] Confidential portions omitted and filed separately with the Securities and Exchange Commission.

TriZetto                            Purchase Schedule                 5/3/99

MONTHLY SOFTWARE MAINTENANCE.

The first 90 days of usage are at no charge. Maintenance includes the following:

    1.  Unlimited Use of Toll-Free support Hotline

    2.  All future upgrades and updates to the +Medic system

    3.  All federally or state-mandated insurance revisions

    4.  Use of Medic's Toll-Free User Bulletin Board

    5.  Monthly support newsletter (tips & software update news)

    6.  Access to Medic's user section on our website.

TERMS:

[*] of total payment upon contract signature              $[*]

The [*] additional [*] payments of [*] post contract signing until total investment of $[*] is paid in full. Payments are subject to applicable taxation.


ACCEPTED:

/s/ Kerry M. Kearns                                    5/3/99
-------------------------------------             --------------
Authorized Customer Signature                          Date

/s/ M. K. O'Leary                                      5/3/99
-------------------------------------             --------------
Authorized Medic Computers                             Date


[*] Confidential portions omitted and filed separately with the Securities and Exchange Commission.


Medic Computers, Inc                     Confidential


[*] Confidential portions omitted and filed separately with the Securities and Exchange Commission.

        PRACTICE NAME                                          PROVIDERS   USERS     CPU  PRACTICE PHONE #         Location
        -------------                                          ---------   -----     ---  ----------------         --------
        [*]


[*] Confidential portions omitted and filed separately with the Securities and Exchange Commission.

Amid pressures for cost containment, a growing need for more accurate information as well as improved access to data, healthcare providers and practice administrators are driving to move to EDI. Today, there is rapid adoption of EDI in healthcare, as providers nationwide recognize the value of electronic communications and are anxious to reap the rewards of moving from a paper-based system to an electronic platform.

Medic's EDI Network Solutions generate tangible savings by:

     [CHECK MARK] Dramatically reducing paperwork and follow-up calls;

     [CHECK MARK] Promoting office efficiency and increasing productivity;

     [CHECK MARK] Lowering administrative expenses and costs for postage and paper forms;

     [CHECK MARK] Streamlining billing and speeding up payments;

     [CHECK MARK] Automating claim filing, assuring faster reimbursement, and improving cash flow;

     [CHECK MARK] Minimizing errors;

With Medic's EDI Network Solutions, your practice can be more responsive not only to patient needs but also to the expectations of employers, insurers and other payers.

     [CHECK MARK] Verify eligibility for services, benefit information, and plan enrollment or disenrollment;

     [CHECK MARK] Customize patient communications;

     [CHECK MARK] Document claims and encounters;

     [CHECK MARK] Speed referrals and authorizations;

     [CHECK MARK] Streamline coordination of benefits;

With the passage of the Health Insurance Portability and Accountability Act of 1996 (HIPAA), there will be increased market receptivity for EDI. This legislation encourages the use of EDI as a means of reducing expense for administration of healthcare information processing. Medic's EDI Network Solutions will keep your practice in compliance with the EDI standards of the American National Standards Institute (ANSI) or transaction standards as defined by HIPAA. With government and private sectors encouraging providers to make the move to EDI, Medic's EDI Network Solutions will position your practice for success.

EDI Network Solutions Deliver a Full Range of Electronic Business Services:

FASTCLAIM(R) - provides faster processing and payment of insurance claims through electronic filing.

FASTNOTES - provides instant access to information contained in the FastClaim(R) reports.

FASTELIGIBILITY - offers on-line insurance eligibility and benefit data verification.

FASTREMIT(TM) - collects insurance explanation of benefits reports electronically, allowing automatic payment posting to patient accounts.

FASTBILL(R) - eliminates the need for the practice to print and mail billing statements.

FASTRECEIPT(R) - eliminates the labor-intensive process of posting payments to patient accounts.

FASTCOLLECT - provides a fast and easy way to send letters directly to patients with past-due accounts.

FASTREMINDER - reduces the time and money spent by the practice on patient reminders.

FASTCALL - provides practices with an automated service which places reminder phone calls to patients concerning appointments.

================================================================================

================================================================================
Electronic Claims           $[*]               Paper Claims             $[*]
================================================================================

NOTE: PAPERCLAIMS pricing includes the billing form, outgoing envelopes, and postage.


================================================================================

================================================================================
    NUMBER OF PAGES PER MONTH                           PRICE PER PAGE
--------------------------------------------------------------------------------
Less Than [*]                                            $[*]
[*] to [*]                                                [*]
[*] to [*]                                                [*]
[*] to [*]                                                [*]
More Than [*]                                             [*]
================================================================================

NOTE: FASTBILL pricing includes billing form, outgoing envelop, return envelope, and postage. For billing purposes, all transactions of FASTREMINDER, FASTCOLLECT, and FASTBILL will be combined to give the best volume discounts possible.

================================================================================

================================================================================
   NUMBER OF MAIL RECEIPTS PER MONTH                  PRICE PER RECEIPT
--------------------------------------------------------------------------------
Less Than [*]                                          $[*]
More Than [*]                                           [*]
--------------------------------------------------------------------------------

NOTE: In addition to the standard receipt fee, MasterCard and Visa transactions will be processed for 1.95% of the transaction, plus a $0.20 processing fee.

================================================================================

================================================================================
       NUMBER OF MEMOS PER MONTH                        PRICE PER MEMO
--------------------------------------------------------------------------------
Less Than [*]                                            $[*]
[*] to [*]                                                [*]
[*] to [*]                                                [*]
[*] to [*]                                                [*]
More Than [*]                                             [*]

================================================================================

NOTE: FASTCOLLECT pricing includes the form, outgoing envelope, return envelope, and postage. For billing purposes, all transactions of FASTREMINDER, FASTCOLLECT, and FASTBILL will be combined to give the best volume discounts possible.



[*] Confidential portions omitted and filed separately with the Securities and Exchange Commission.

================================================================================

================================================================================
       NUMBER OF PAGES PER MONTH                        PRICE PER PAGE
--------------------------------------------------------------------------------
Less Than [*]
[*]               to       [*]                          [*]
[*]               to       [*]                          [*]
[*]               to       [*]                          [*]
More              Than     [*]                          [*]
================================================================================
NOTE:     FASTREMINDER pricing includes the reminder form, outgoing envelope, and postage. For billing purposes, all transactions of FASTREMINDER
          FASTCOLLECT, and FASTBILL will be combined to give the best volume discounts possible.
================================================================================


================================================================================

================================================================================
       NUMBER OF ELIGIBILITY PER MONTH                PRICE PER REQUEST
--------------------------------------------------------------------------------
Less              Than     [*]                        [*]
[*]               to       [*]                        [*]
More              Than     [*]                        [*]
================================================================================


================================================================================

================================================================================
             NUMBER OF COMPANIES                   PRICE PER COMPANY PER
                                                           MONTH
--------------------------------------------------------------------------------
                           [*]                        [*]
[*]               to       [*]                        [*]
More              than     [*]                        [*]
--------------------------------------------------------------------------------


[*] Confidential portions omitted and filed separately with the Securities and Exchange Commission.

                         [MEDIC COMPUTER SYSTEMS LOGO]


                                                  CLIENT # _____________________
                                                  SALESPERSON __________________

             SOFTWARE LICENSE AND MAINTENANCE AGREEMENT ADDENDUM # 2

       This Software License and Maintenance Agreement Addendum # 2 ("Addendum") is entered into this _ day of June, 1999, by and between Medic Computer Systems, Inc. ("Medic") and The TriZetto Group Inc. ("TriZetto"), to supplement and modify the terms and conditions of the Software License and Maintenance Agreement ("Agreement") to which this Addendum is attached and incorporated by reference, as if fully set forth in such Agreement.

                                   WITNESSETH:

       WHEREAS, the parties intend to supplement and modify their Agreement by deleting the parties' Software License and Maintenance Agreement Addendum, dated May 1, 1999, and replacing it in its entirety with this Addendum.

       NOW, THEREFORE, in consideration of the mutual covenants herein contained and as set forth in the parties' Agreement, Medic and TriZetto do hereby agree as follows:

       1. In the event that any of the physician practices originally licensed under this Agreement fail or cease to use the services of TriZetto hereunder and become retired practices, then upon the payment by TriZetto of an additional license fee equal to [*] of the proportionate fee originally paid under this Agreement for the same retired practices, then TriZetto shall be entitled to reallocate those respective licenses, as many times as is necessary, to any replacement physician practices.

       2. TriZetto's terms of payment are outlined as follows: Initial payment due to execute Agreement is [*] total investment or $[*]. Thereafter, an additional [*] payments, each in the amount of $[*], are due at the beginning of each month following the execution of the Agreement until the total investment of $[*] is paid in full. The first of the [*] installment payments shall be made on [*].

       3. That TriZetto shall be required to pay Medic Software maintenance fees in accordance with the attached Purchase Schedule. Notwithstanding this prior statement, TriZetto shall only be required initially to pay Medic Software maintenance fees on the +Medic PM User licenses in said Purchase Schedule [*] upon the expiration of the [*] for these +Medic PM User licenses. Upon the expiration of the [*], TriZetto shall pay Medic's then prevailing Software maintenance rate less a [*] for each additional +Medic PM user which is given access to TriZetto's System. In the event that any clinic which is a sublicensee of +Medic PM User License terminates its relationship with TriZetto, TriZetto

PAGE 1


[*] Confidential portions omitted and filed separately with the Securities and Exchange Commission.

              will immediately notify Medic. Upon receipt of the notification of this termination, [*]. TriZetto will immediately notify Medic [*].

       4. Set forth on Exhibit A hereto are Sections from the Agreement, which are hereby amended to reflect the changes thereon and, except as expressly indicated on Exhibit A hereto, all other Sections of the Agreement shall remain unchanged and in full force and effect.

       IN WITNESS WHEREOF, the parties hereto have executed this Addendum on the date first written above.

MEDIC COMPUTER SYSTEMS, INC.                   THE TRIZETTO GROUP

By: /s/ [ILLEGIBLE]                            By: /s/ Kerry M. Kearns 6-24-99
    ------------------------                       ---------------------------

Its: CFO                                       Its: Senior Vice President
     -----------------------                        --------------------------

Page 2


[*] Confidential portions omitted and filed separately with the Securities and Exchange Commission.

                                    EXHIBIT A

                           REVISED TERMS OF AGREEMENT

1. Revised Section 1:

License.

In accordance with the terms herein, Medic grants to Client, and Client accepts from Medic, a perpetual, nonexclusive and nontransferable license to use the software and related documentation described on the Purchase Schedule attached hereto (the "Software") for the number of users, and Medic companies as set forth on the Purchase Schedule. All modifications, enhancements and updates to the Software provided by Medic shall become part of the Software and subject to the terms and conditions herein.

The Software shall be used only (i) for Client's internal business needs and
(ii) for Client's use on behalf of third parties in connection with Client's provision of [*] to such third parties on a [*] basis, and shall be installed on no more than [*] Central Processing Units ("CPUs"); provided that Client may transfer the Software to different CPUs upon notification to Medic; provided that Client may be required to pay an additional license fee in the event that Client installs the Software on more than [*] CPUs, with the amount of such additional license fee to be determined by Client and Medic after good faith negotiations. Client shall not permit any third party to use the Software or grant a sublicense for the use of the Software; or allow access to the licensed Software through terminals located outside of premises controlled by or operated by or on behalf of Client or for Customers of Client. [*]

2. Revised Section 2:

Copies.

The license granted herein includes the right to copy the object code only in non-printed, machine readable form in whole or in part as necessary for Client's use as contemplated in Section 1 above, including the making of back-up copies. In order to protect Medic's trade secret and copyrights in the Software, Client agrees to reproduce and incorporate Medic's trade secret or copyright notice in any allowed copies, compilations, modifications or partial copies. Client may obtain additional copies from Medic at prices to be agreed to by Client and Medic after good faith negotiations. Violation of any provision of this paragraph shall be the basis for immediate termination of this Agreement.

3. Revised Section 3:

Price and Payment.

(b) Client shall maintain hardware equipment on which the Software is installed in good working order whether under Medic, third party or time and material maintenance. If hardware is not covered under formal maintenance, Client must maintain reasonably adequate maintenance logs to document on-going hardware maintenance and service.

(d) Client shall provide Medic access to the Software via a support modem over a dedicated, data quality telephone line. Such access shall allow Medic, from time to time, to conduct an audit of the Software. As reasonably required by Medic, Client shall provide Medic with sufficient documentation, information, assistance, support and test time on Client's computer system, to duplicate the problem, certify that the problem is with the Software, and certify that the problem has been corrected.

(e) Client shall take all necessary steps to reasonably ensure that no virus is loaded on the system running the Software from any outside source. Virus diagnosis and removal services are not covered by Software maintenance and are billable at the then prevailing rates.

(f) Client shall install all updates within one hundred twenty (120) days of receipt from Medic thereby maintaining the system on Medic's most recent release.

6. Revised Section 8(b):

((b) The licenses granted pursuant to section 1 of this Exhibit A are perpetual, however, as it relates to section 8 of The Master Software and Maintenance Agreement, the initial term of this Agreement shall be one (1) year. All charges are subject to change at any time after the end of the initial one (1) year term, provided that Medic shall not increase any charges by more than the percentage increase in the then current CPI as compared to the prior year plus two percent (2%). Thereafter, the term of this Agreement shall be automatically extended for successive one year periods until terminated by either party upon prior written notice to the other, which notice shall be given at least ninety
(90) days prior to the end of the applicable term. Maintenance for any additional options or applications installed shall commence pursuant to this Agreement upon installation of such software and upon payment of the applicable maintenance fee shown on the Purchase Schedule, as such Schedule may be modified in a writing signed by Medic and Client from time to time.

7. Revised Section 9:

Charges for EDI Services and Term.

The charges for EDI services are those identified in the attached Purchase Schedule. All invoices shall be due and payable in full thirty (30) days from the date of such invoice. Medic will provide FastServices as outlined in the attached Purchase Schedule for as long as the Client elects to utilize this service. Either party may terminate FastServices by giving the other thirty (30) days written notice prior to termination. Medic reserves the right to terminate FastServices if an account is over sixty (60) days past due.

FastClaim

MEDIC shall not be responsible for any error or omissions in any Claims received from Client or transmitted to Payers. MEDIC shall not be responsible for any unauthorized or other improper transmission by or on behalf of any Payee or any other person and Payers shall be responsible to verify the authenticity of each Claim.

Record Keeping and Transmission Verification

CLIENT SHALL MAINTAIN A PERMANENT, COMPLETE, AND ACCURATE RECORD OF ALL CLAIMS TRANSMITTED THROUGH THE MEDIC FASTCLAIM SYSTEM, INCLUDING THE NUMBER OF CLAIMS PER TRANSMISSION AND THE TOTAL DOLLAR AMOUNT OF EACH TRANSMISSION. ALL SUCH RECORDS SHALL BE RETAINED AND PRESERVED FOR AT LEAST EIGHTEEN (18) MONTHS FROM THE DATE OF TRANSMISSION AND SHALL BE SUBJECT TO INSPECTION, COPYING, AND AUDIT BY MEDIC AT REASONABLE TIMES UPON REASONABLE PRIOR WRITTEN NOTICE. IT IS ALSO THE RESPONSIBILITY OF CLIENT TO REVIEW EACH TRANSMISSION REPORT SENT TO CLIENT BY MEDIC AND TO NOTIFY MEDIC OF ANY ERROR, OMISSION, OR OTHER DISCREPANCY BETWEEN THE REPORT AND THE ACTUAL CLAIMS TRANSMITTED AS SOON AS REASONABLY PRACTICABLE AFTER RECEIPT OF SUCH REPORT.

FastReceipt

Client agrees to reimburse Medic for any insufficient or returned checks that appear in the FastReceipt process

FastBill

Client acknowledges that Medic is using the USPS FastForward Move update on Client's records and Client agrees to comply with the USPS regulations. All forward results would be utilized for the sole purpose of updating preexisting addresses.

8. Revised Section 11:

Indemnity.

Medic at its own expense will defend and hold Client harmless from any claim asserted against Client to the extent that it is based on a claim that any Software used within the scope of this Agreement infringes any patents, copyrights, license or other property right of a third party. Client shall promptly notify Medic in writing of such claim; provided that the failure to give such prompt notice shall not affect Medic's obligations hereunder except to the extent, and solely to the extent, Medic is prejudiced thereby. Medic shall have the right to control the defense of all such claims, lawsuits and other proceedings. In no event shall Client settle any such claim, lawsuit or proceeding without Medic's prior written approval. In all events, Client shall have the right to participate in the defense of any such suit or proceeding through counsel of its own choosing. If, as a result of any claim of infringement against any patent, copyright, license or other property right, Medic or Client is enjoined from using the Software, or if Medic believes that the Software is likely to become the subject of a claim of infringement, Medic at its option and expense may (i) procure the right for Client to continue to use the Software, (ii) replace or modify the Software so as to make it noninfringing, with similar functionality, or (iii) discontinue the license granted herein and refund to Client the license fees paid hereunder. The foregoing states the entire liability of Medic with respect to infringement of any copyrights or patents by the Software or any parts thereof. This indemnity shall not apply to the extent, and solely to the extent, the infringement is caused in whole or in part by Software changes made by Client or other non-Medic personnel.

9. Revised Section 12:

Warranty and Disclaimer of Warranties.

(a) Medic represents that for a period of ninety (90) days from the installation of the Software, the Software will (i) conform, as to all substantial operational features, to Medic's documentation provided with the Software when installed and properly used in the operating environment specified in such documentation and (ii) be free of defects under normal use which adversely affect system performance. Medic does not represent that the functions contained in the Software will meet Client's requirements or that the operation of the Software will be uninterrupted or error free.

(b) The Client must notify Medic in writing, within ninety (90) days from the date of execution of this Agreement of its claim of any such defect. If the Software is found defective by Medic in Medic's reasonable judgment, Medic's sole obligation under this warranty is to remedy such defect

(c) With respect to maintenance services provided, Client agrees that Medic's obligations under this Agreement are to use commercially reasonable efforts to diagnose errors or malfunctions in the system, and to advise Client of possible corrective measures.

(d) THE ABOVE IS A LIMITED WARRANTY AND IT IS THE ONLY WARRANTY MADE BY MEDIC. MEDIC MAKES AND CLIENT RECEIVES NO OTHER WARRANTY, EXPRESS OR IMPLIED AND THERE ARE EXPRESSLY EXCLUDED ALL WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. EXCEPT FOR CLAIMS BROUGHT UNDER PARAGRAPH 11, MEDIC SHALL HAVE NO LIABILITY FOR SPECIAL, INDIRECT, CONSEQUENTIAL, EXEMPLARY, OR INCIDENTAL DAMAGES OR FOR ANY DAMAGES WHATSOEVER RESULTING FROM LOSS OF USE, DATA OR PROFITS, ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR THE USE OR PERFORMANCE OF THE SOFTWARE, EVEN IF IT HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. IN NO EVENT SHALL MEDIC BE LIABLE IN THE AGGREGATE FOR ANY CLAIMS OR DAMAGES IN AN AMOUNT EXCEEDING THE AMOUNT PAID BY CLIENT FOR THE SOFTWARE LICENSE SET FORTH IN THE ATTACHED PURCHASE SCHEDULE.

(e) This warranty shall not apply if modifications to the Software made by Client are the cause of any operational difficulties experienced. If difficulties or defects are traceable to Client's errors or systems changes, any repairs or corrections made by Medic may, at Medic's discretion, be billed at Medic's then prevailing time and materials charges.

(f) Medic warrants that the Medic PM version 7.0.X, dated 12/15/97 or later has been programmed to be Y2K Compatible (as defined below), in addition IBM warrants that AIX version 4.3.1 has been programmed to be Y2K Compatible.

Additionally, Client shall be entitled to any warranties which are afforded Medic through its third party relationships.

Medic has defined "Y2K Compatible" as meaning that Medic applications (i) will completely and accurately address, present, produce, store and calculate data involving dates from, into and between the twentieth and twenty-first centuries, which includes the years 1999 and 2000 and any leap year calculations, and will not produce abnormally ending or incorrect results involving such dates as used in any forward or regression date based function; and (ii) will support both two and four digit years to be displayed where appropriate and will perform calculations which involve a four digit year field.

10. Revised Section 13:

Cancellation.

If Client fails to pay any amount due hereunder or otherwise commits a material breach hereof, and persists in such failure for [*] days after receiving written notice thereof from Medic, Medic may cancel this Agreement and declare any unpaid amounts owed hereunder immediately due and payable. Thereupon Client shall immediately return the Software and related documentation and all copies thereof to Medic. Cancellation of the license granted hereunder shall be in addition to and not in lieu of any other remedies available to Medic.

11. Revised Section 14:

Source Code Escrow.

         A current version of the Software source code and all necessary documentation has been put into escrow with the law firm of Wyrick Robbins Yates & Ponton LLC in Raleigh North Carolina. Source code is eligible for release in the event Medic liquidates or shall be declared bankrupt. If Client receives source code under the above circumstances, such source code shall be deemed to be Software and subject to the term and conditions herein. The source code is to be used solely for Client's maintenance of the Software.

12. Revised Section 15:

Hiring of Employees.

During the term of the Agreement and for one year thereafter, neither party will, without the prior written consent of the other, offer employment to (other than general employment advertising), employ or subcontract work to any person employed then or within the preceding twelve months by the other party. If this provision is violated, the violating party agrees to pay as damages, an amount equal to one times the annual compensation of the employee or subcontractor to the other party.

13. Revised Section 16(a), 16(d) and 16(h):

General.

(a) To the extent modified by the addendum attached hereto, the terms of this agreement will take precedence over the terms of any present or future order from Client for any license or services hereunder. This Agreement is a master software license and maintenance agreement. It is contemplated that additional software may be licensed hereunder by supplementing the Purchase Schedule attached hereto with later dated schedules upon agreement by both parties hereto. Notwithstanding any revision of the Purchase Schedule, this Agreement shall continue in full force and effect and shall govern all such later dated schedules and transactions as if such schedules were part of this Agreement on the date this Agreement was executed. Client agrees that the installation of future software from Medic is conclusive evidence of its agreement that the license for such software provided is governed by the terms of this Agreement.

(d) Each party acknowledges that it has read this Agreement, understands it, and agrees to be bound by its terms, and further agrees that this Agreement, to the extent modified by the addendum attached hereto, and the Purchase Schedule attached hereto is the complete and exclusive statement of the Agreement between the parties with respect to the license of the Software or otherwise relating thereto, which supersedes all prior proposals, understandings and all other agreements, oral and written. This Agreement may not be modified or altered except by a written instrument duly executed by both parties.

(h) This Agreement shall be binding upon and for the benefit only of the parties hereto and their respective successors and permitted assigns. Client may assign this Agreement and any of its rights, duties or obligations hereunder only with the prior written consent of Medic, such consent shall not be unreasonably withheld. Transfer of Client's rights and obligations under this Agreement will require an additional Software license fee paid to Medic unless otherwise specified.